UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOLD RESOURCE CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

On June 5, 2026, Gold Resource Corporation (the “Company”) issued a news release announcing its upcoming Special Meeting of Shareholders (the “Special Meeting”), to be held on July 2, 2026. At the Special Meeting, shareholders will be asked, among other things, to vote upon a proposal to approve the previously announced Arrangement Agreement and Plan of Merger, dated January 25, 2026, and amended as of May 15, 2026, by and among the Company, Goldgroup Mining Inc., and Goldgroup Merger Sub Inc., a direct subsidiary of Goldgroup, whereby Goldgroup has agreed to acquire all of the issued and outstanding shares of the Company’s common stock. A copy of the news release is attached hereto and is being filed pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended.

NEWS FOR IMMEDIATE RELEASE	NYSE American: GORO

GOLD RESOURCE CORPORATION ANNOUNCES SPECIAL SHAREHOLDER MEETING TO VOTE ON STRATEGIC MERGER WITH GOLDGROUP MINING

With Proxy Materials Officially Being Mailed, the Board Urges Shareholders to Vote “FOR” the Milestone Deal That Will Combine Core Assets and Drive Long-Term Shareholder Value

DENVER – June 5, 2026 – Gold Resource Corporation (NYSE American: GORO) (the “Company,” “we,” “our,” or “GRC”) today announced updates regarding our upcoming Special Meeting of Shareholders (the “Special Meeting”) scheduled for July 2, 2026. The definitive proxy statement has been filed with the Securities and Exchange Commission (the “SEC”), and mailing has been completed to shareholders of record as of May 26, 2026.

The Goldgroup Merger: Unlocking Shareholder Value

Following the finalization of the definitive transaction documentation, the Company is moving into the final approval phase of its strategic combination. Under the terms of the Arrangement Agreement and Plan of Merger dated January 25, 2026, as amended on May 15, 2026, the Company will combine with Goldgroup Mining Inc. (TSX-V: GGA; OTC: GGAZF) (“Goldgroup”) via a reverse triangular merger with Goldgroup Merger Sub, Inc., a wholly owned subsidiary of Goldgroup (the “Merger”).

Management believes that the proposed Merger represents a net benefit for the Company’s shareholders:

•	Direct Share Exchange: GRC stockholders will receive 1.4476 common shares of Goldgroup for each share of GRC common stock they own (subject to adjustment for a share consolidation to be completed by Goldgroup at a ratio to be determined jointly by Goldgroup and the Company, and approved by the TSX Venture Exchange, prior to closing of the Merger).

•	Enhanced Operational Scale: The proposed Merger creates a consolidated precious metals company with stronger asset utilization, expanded exploration potential, and a unified platform built to navigate dynamic mining markets.

•	Continued Upside Exposure: Shareholders will retain significant ongoing equity ownership in the combined enterprise, allowing them to benefit directly from future growth, anticipated cost synergies, and broader market visibility.

“The filing and mailing of our definitive proxy statement marks a critical milestone toward completing this transformative transaction,” said Allen Palmiere, CEO, President & Director of the Company. “Having successfully executed a turnaround at the Don David Gold Mine, we are positioned to expand production through the proposed Merger. The addition of Goldgroup’s San Francisco mine and Cerro Prieto mine is expected to increase gold exposure and materially enhance cash generation through higher overall output.”

The Board of Directors of the Company has thoroughly reviewed the proposed Merger and strongly urges GRC’s shareholders to vote “FOR” the proposals within the definitive proxy statement.

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What Our Shareholders Are Voting On

At the upcoming Special Meeting, our shareholders will be asked to consider and vote upon:

1.	The Merger Proposal: To approve the Arrangement Agreement and Plan of Merger.

2.	The Merger-Related Compensation Proposal: To approve, on a non-binding advisory basis, the merger-related executive compensation.

3.	The Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies for the approval of the Merger Proposal.

Your Vote is Required—How to Cast It Now

Because approval of the Merger Proposal requires a definitive majority threshold of all outstanding shares to pass, not voting has the exact same effect as voting “AGAINST” the Merger. Every single vote matters, regardless of how many shares you own.

Shareholders are highly encouraged to submit their proxy votes ahead of time using one of the following quick methods:

•	Vote Online: Go to the secure website listed on your proxy card or voting instruction form and enter your unique control number.

•	Vote by Phone: Use the toll-free number provided in your original proxy mailing.

•	Vote by Mail: Simply sign, date, and mail back your proxy card in the prepaid envelope.

Questions or Need Assistance Voting?

If you have questions regarding the proposed Merger or require assistance casting your vote, please contact the Company’s proxy solicitation agent immediately:

Laurel Hill Advisory Group

Attn: John J. DePinto Jr.

Toll-Free Phone: 888.742.1305

Direct/International: 516.933.3100

Email: GORO@laurelhill.com

About GRC:

Gold Resource Corporation is a gold and silver producer, developer, and explorer with its operations centered on the Don David Gold Mine in Oaxaca, Mexico. Under the direction of an experienced board and senior leadership team, the Company’s focus is to unlock the significant upside potential of its existing infrastructure and large land position surrounding the mine in Oaxaca, Mexico and to develop the Back Forty Project in Michigan, USA. For more information, please visit the Company’s website, located at www.goldresourcecorp.com.

Contacts:

Allen Palmiere

Chief Executive Officer

Gold Resource Corporation

Allen.Palmiere@GRC-USA.com

www.goldresourcecorp.com

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Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking words such as “plan,” “target,” “anticipate,” “believe,” “estimate,” “intend” and “expect” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, the statements regarding the timing and completion of the proposed Merger with Goldgroup Mining Inc., and the expectations regarding voting and approvals. All forward-looking statements in this press release are based upon information available to the Company as of the date of this press release, and the Company assumes no obligation to update any such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and there can be no assurance that such statements will prove to be accurate. The Company’s actual results could differ materially from those discussed in this press release. Forward-looking statements are subject to risks and uncertainties. Additional risks related to the Company may be found in the periodic and current reports filed with the SEC by the Company, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended (the “2025 Annual Report”), which are available on the SEC’s website at https://www.sec.gov.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities issued in the proposed Merger are anticipated to be issued in reliance upon available exemptions from registration requirements pursuant to Section 3(a)(10) of the Securities Act and applicable exemptions under state securities laws. In connection with the proposed Merger, the Company has sent the definitive proxy statement to each shareholder of the Company entitled to vote at the Special Meeting relating to the proposed Merger and the transactions contemplated in connection therewith. This press release is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

The Company and certain of its respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the 2025 Annual Report. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed Merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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